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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  January 22, 2003


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


       Delaware                    1-8400                75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas           76155
  (Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                  (Registrant's telephone number)







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Item 5.  Other Events

AMR Corporation (the Company) is filing herewith a press release issued on January 22, 2003 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report the Company's fourth quarter and full year 2002 earnings.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release


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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 22, 2003

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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


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                                                  Exhibit 99.1


                              Contact: Corporate Communications
                                       Fort Worth, Texas
                                       817-967-1577
                                       corp.comm@aa.com


FOR RELEASE: Wednesday, Jan. 22, 2003

Editor's Note: A live Webcast reporting fourth-quarter results will be broadcast on the Internet on Jan. 22 at 2 p.m. EST. (Windows Media player required for viewing.)

          AMR REPORTS FOURTH QUARTER LOSS OF $529 MILLION


     FORT WORTH, Texas - Consistent with expectations, AMR Corporation, the parent company of American Airlines, Inc., today reported a fourth quarter net loss of $529 million, or $3.39 per share. This compares with last year's fourth quarter net loss of $734 million before special items, and $798 million -- $5.17 per share -- after special items.
     For full year 2002, AMR reported a net loss of $2.0 billion before special items, and $3.5 billion -- $22.57 per share -- after special items. For 2001, the Company reported a net loss of $1.4 billion before special items, and $1.8 billion -- or $11.43 per share -- after special items.
     "Clearly, results such as the ones we reported today are unsustainable," said Don Carty, AMR's chairman and chief executive officer. "While there are many factors that impacted our results during 2002, including a sluggish economy, high fuel prices, lingering concerns over terrorism and the possibility of a war in the Middle East, the core issue for our Company remains a cost structure that is out of step with the revenue environment facing domestic

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airlines.  As we've been discussing with our employees, we believe that a permanent shift has occurred in the airline revenue environment which will require us to reduce our annual costs by at least four billion dollars."
     Carty continued, "The people of American have made tremendous strides to reduce our operating costs by de-peaking our Chicago and Dallas/Ft. Worth hubs, simplifying our fleet, automating customer ticketing and check-in functions, as well as a host of other programs designed to reduce our long-term structural costs. These incredibly significant efforts have resulted in a permanent annual savings of two billion dollars. Nonetheless, we still have a very big challenge in front of us to achieve our four billion cost-reduction target."
     While American continues to modify its operations to be more competitive with low-fare carriers, Carty acknowledged that the future of the Company cannot be assured until ways are found to lower significantly its labor and other costs.
     Carty noted that American started talks with all of its labor unions in October and that those discussions continue with both the unions and their respective financial advisors. Carty stressed that, to put the Company on a sustainable footing and for its continued survival, American must move quickly to reduce its labor costs significantly in conjunction with its broader cost-reduction program.
     Citing the tremendous challenges that the people of American have overcome during its 75-year history, Carty remains optimistic that solutions can be found to the problems confronting American. However, he acknowledges that, "it remains a treacherous time for our Company."
     As the Company faces its challenges, Carty said, it draws strength from its operational performance and the quality of its customer service. He noted that American's on-time dependability and the percentage of flights completed each day are at or near the top of the industry. At the same time, customer

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satisfaction ratings are among the best in years as employees on the ground and in the air continue to focus on the needs of passengers and shippers. "Our people remain our greatest asset," Carty said.
     Lastly, the Company will record a significant minimum pension liability at year end, driving an approximate $1.1 billion charge to equity. This minimum pension liability will reflect the amount that the Company's pension plans' accumulated benefit obligation at Dec. 31, 2002 exceeded the plans' assets at that date.
     Looking forward, the Company said it had specific loan covenants related to more than $800 million of its debt that it would seek to renegotiate in order to remain in compliance with the terms of the borrowing beyond June 30, 2003. American cannot be certain, but it believes it will be successful in obtaining a modification or waiver of these covenants on acceptable terms.
     AMR will host a conference call with the financial community from 2 p.m. to 3 p.m. EST today. During this call, AMR will review details of its fourth quarter and full-year 2002 results, revenue and cost performance, balance sheet and liquidity positions, capital market financings and related contingencies, tax status, labor update (including the status of labor discussion), impacts from industry restructurings and provide an outlook for the first quarter and full-year 2003.
     A live webcast of this call will be available on the AMR Web site (www.amrcorp.com) under the Investor information page. A replay of the webcast will also be available for several days following the call.



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
  Note:  Reconciliation of Losses Before and After Special Items
   Impact of Special Items
   (in millions, after tax)                  Fourth Quarter
                                             2002        2001
                                            Amount      Amount
                                         (net of tax) (net of tax)
  Net loss before special items            ($529)      ($734)
  Special charges:
   Aircraft charges                          ---         (35)
   Facility exit costs                       ---         (34)
   Employee charges                          ---         (10)
   Other                                     ---         (14)
      Total special charges                  ---         (93)
  Special credit: U.S. Govn't grant          ---          29
  Net loss after special items             ($529)      ($798)


   Impact of Special Items
   (in millions, after tax)                    Full Year
                                            2002        2001
                                           Amount      Amount
                                        (net of tax) (net of tax)

  Net loss before special items          ($2,018)    ($1,407)
  Special charges:
   Cum. effect of accting change            (988)       ---
   Aircraft charges                         (416)      (777)
   Foreign tax credit                        (57)       ---
   Employee charges                          (36)       (45)
   Facility exit costs                        (2)       (72)
   Other                                     ---          1
         Total special charges            (1,499)      (893)
  Special credit: U.S. Govn't grant            6        538
  Net loss after special items           ($3,511)   ($1,762)

                             - more -

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Editor's note:  AMR's Chief Financial Officer, Jeffrey C. Campbell, will be available to answer questions during a telephone news conference on Wednesday, Jan. 22, from 3 p.m. to 3:45 p.m. EST.
Reporters interested in joining the conference should call 817-967-1577 for details.

Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document and in documents incorporated herein by reference, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2001.

Detailed financial information follows:
                                ###

      Current AMR Corp. news releases can be accessed via the
                             Internet:
                 The address is http://amrcorp.com


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                         AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                     Three Months Ended
                                        December 31,           Percent
                                    2002            2001       Change
Revenues
  Passenger - American Airlines  $3,455         $  3,169          9.0
            - AMR Eagle             341              277         23.1
    Cargo                           146              138          5.8
    Other revenues                  248              220         12.7
      Total operating revenues    4,190            3,804         10.1

Expenses
  Wages, salaries and benefits    2,065            2,027          1.9
  Aircraft fuel                     682              563         21.1
  Depreciation and amortization     347              371         (6.5)
  Other rentals and landing fees    290              297         (2.4)
  Maintenance, materials and
   repairs                          268              255          5.1
  Aircraft rentals                  190              225        (15.6)
  Food service                      159              167         (4.8)
  Commissions to agents             109              144        (24.3)
  Other operating expenses          759              801         (5.2)
  Special charges                     -              149       (100.0)
  U.S. Government grant               -              (47)      (100.0)
    Total operating expenses      4,869            4,952         (1.7)

Operating Loss                    (679)           (1,148)       (40.9)


Other Income (Expense)
  Interest income                    17               30        (43.3)
  Interest expense                 (184)            (165)        11.5
  Interest capitalized               19               28        (32.1)
  Miscellaneous - net                (1)             (15)       (93.3)
                                   (149)            (122)        22.1

Loss Before Income Taxes           (828)          (1,270)       (34.8)

Income tax benefit                 (299)            (472)       (36.7)
Net Loss                         $ (529)         $  (798)       (33.7)


Loss Per Share
  Basic and Diluted              $ (3.39)        $ (5.17)

Number of Shares Used in Computation
  Basic and Diluted                 156              154

Note:  Certain amounts have been reclassified to conform with 2002 presentation
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                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                         Three Months Ended
                                            December 31,           Percent
                                            2002         2001       Change
American Airlines
    Revenue passenger miles (millions)    29,471       25,423        15.9
    Available seat miles (millions)       42,232       39,757         6.2
    Cargo ton miles (millions)              528           445        18.7
    Passenger load factor                   69.8%        64.0%        5.8 pts.
    Breakeven load factor (*)               87.7%        89.3%       (1.6)pts.
    Passenger revenue yield per
     passenger mile (cents)                11.72        12.47        (6.0)
    Passenger revenue per available
     seat mile (cents)                      8.18         7.97         2.6
    Cargo revenue yield per ton
     mile (cents)                          27.49        30.80       (10.7)
    Operating  expenses  per  available
     seat mile (cents) (*)                 10.73        11.33        (5.3)
    Fuel consumption (gallons,in
     millions)                               771          735         4.9
    Fuel price per gallon (cents)           82.7         72.1        14.7
    Fuel  price  per gallon, excluding
     fuel taxes (cents)                     77.1         67.2        14.7
    Operating aircraft at period-end         819          881        (7.0)

AMR Eagle
    Revenue passenger miles (millions)    1,086           873        24.4
    Available seat miles (millions)       1,767         1,539        14.8
    Passenger load factor                  61.4%         56.7%        4.7 pts.
    Operating aircraft at period-end        286           276         3.6

AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                     93,500        97,900
    Other                                 12,000        11,400
         Total                           105,500       109,300



(*)  Excludes the impact of special charges and U.S. Government grant

                         AMR CORPORATION
               CONSOLIDATED STATEMENTS OF OPERATIONS
              (in millions, except per share amounts)
                            (Unaudited)

                                     Twelve Months Ended
                                        December 31,           Percent
                                    2002           2001        Change
Revenues
  Passenger - American Airlines $14,440        $  15,780        (8.5)
            - AMR Eagle           1,332            1,378        (3.3)
    Cargo                           561              662       (15.3)
    Other revenues                  966            1,143       (15.5)
      Total operating revenues   17,299           18,963        (8.8)

Expenses
  Wages, salaries and benefits    8,392            8,032         4.5
  Aircraft fuel                   2,562            2,888       (11.3)
  Depreciation and amortization   1,366            1,404        (2.7)
  Other rentals and landing fees  1,198            1,197         0.1
  Maintenance, materials and
   repairs                        1,108            1,165        (4.9)
  Aircraft rentals                  840              829         1.3
  Food service                      698              778       (10.3)
  Commissions to agents             532              835       (36.3)
  Other operating expenses        3,225            3,695       (12.7)
  Special charges                   718            1,466       (51.0)
  U.S. Government grant             (10)            (856)      (98.8)
    Total operating expenses     20,629           21,433        (3.8)

Operating Loss                   (3,330)          (2,470)       34.8


Other Income (Expense)
  Interest income                    71              110       (35.5)
  Interest expense                 (685)            (538)       27.3
  Interest capitalized               86              144       (40.3)
  Miscellaneous - net                (2)              (2)         -
                                   (530)            (286)       85.3

Loss Before Income Taxes and
 Cumulative Effect of Accounting
 Change                          (3,860)          (2,756)       40.1
Income tax benefit               (1,337)            (994)       34.5
Loss Before Cumulative Effect of
 Accounting Change               (2,523)          (1,762)       43.2
Cumulative Effect of Accounting
 Change, Net of Tax Benefit        (988)              -           -
Net Loss                        $(3,511)       $  (1,762)       99.3

Continued on next page

Note:  Certain amounts have been reclassified to conform with 2002 presentation
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                         AMR CORPORATION
         CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
              (in millions, except per share amounts)
                            (Unaudited)

                                             Twelve Months Ended
                                                December 31,
                                              2002         2001
Basic and Diluted Loss Per Share
  Before Cumulative Effect of
  Accounting Change                        $(16.22)      $(11.43)
  Cumulative Effect of Accounting Change     (6.35)          -
  Net Loss                                 $(22.57)      $(11.43)

Number of Shares Used in Computation
  Basic and Diluted                            156           154




Note 1: 2002 results include TWA whereas the 2001 amounts include TWA for the period
     April 10, 2001 through December 31, 2001


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                          AMR CORPORATION
                       OPERATING STATISTICS
                            (Unaudited)

                                            Twelve Months Ended
                                               December 31,        Percent
                                             2002        2001      Change
American Airlines (*)
    Revenue passenger miles (millions)      121,747     120,606      0.9
    Available seat miles (millions)         172,200     174,688     (1.4)
    Cargo ton miles (millions)                2,007       2,130     (5.8)
    Passenger load factor                      70.7%       69.0%     1.7 pts.
    Breakeven load factor (**)                 87.2%       79.2%     8.0 pts.
    Passenger revenue yield per
     passenger mile (cents)                   11.86       13.08     (9.3)
    Passenger revenue per available seat
     mile (cents)                              8.39        9.04     (7.2)
    Cargo revenue yield per ton mile (cents)  27.73       30.80    (10.0)
    Operating expenses per available
     seat mile (cents) (**)                   10.78       11.07     (2.6)

    Fuel consumption (gallons, in millions)   3,163       3,294     (4.0)
    Fuel price per gallon (cents)              76.0        81.3     (6.5)
    Fuel price per gallon, excluding
     fuel taxes (cents)                        70.4        76.0     (7.4)
    Operating aircraft at period-end            819         881     (7.0)

AMR Eagle
    Revenue passenger miles (millions)      4,134         3,725     11.0
    Available seat miles (millions)         6,592         6,471      1.9
    Passenger load factor                    62.7%         57.6%     5.1 pts.
    Operating aircraft at period-end          286          276       3.6


(*) 2002 results include TWA whereas the 2001 amounts include TWA for the period April 10, 2001 through December 31, 2001

(**)  Excludes the impact of special charges and U.S. Government grant